Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
Sterile Diluent
Rx Only

BioSpecifics TECHNOLOGIES CORP.

Corporate Presentation

January 2013

Forward Looking Statements

This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements”. The forward-looking statements include statements concerning, among other things, the timing of review and potential approval by the FDA of XIAFLEX as a treatment for Peyronie’s disease; the timing of making XIAFLEX available in Canada as a treatment for Dupuytren’s contracture; the timing of results from Auxilium’s clinical trials for Dupuytren’s contracture (phase IIIb for concurrent treatment of multiple palpable cords), cellulite, and frozen shoulder; the potential for Auxilium to receive approval to expand the label for Dupuytren’s contracture; the timing for Auxilium to initiate a phase IIa trial of XIAFLEX as a treatment for cellulite; the timing for completing enrollment for trials for the use of XIAFLEX as a treatment of human lipoma and canine lipoma; the potential market for XIAFLEX as a treatment for various indications; and the receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “likely,” “may,” “will,” “could,” “continue,” “project,” “predict,” “goal,” the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for XIAFLEX in their applicable territories; the potential market for XIAFLEX in a given indication, the potential of XIAFLEX to be used in additional indications, and the initiation, timing and outcome of clinical trials of XIAFLEX for additional indications; the timing of regulatory filings and action; the receipt of any applicable milestone payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the first, second and third quarters of 2012 and our Current reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Company Overview

BioSpecifics is a commercial-stage biopharma company developing injectable collagenase (XIAFLEX®) for a broad range of clinical indications

XIAFLEX Marketed for Dupuytren's Contracture in US	▪ Injectable collagenase is currently marketed for Dupuytren's contracture as XIAFLEX in the US by strategic partner Auxilium Pharmaceuticals
Potential FDA Approval of XIAFLEX for Peyronie's Disease by September 6, 2013	▪ sBLA filing for XIAFLEX accepted by FDA with PDUFA date of September 6, 2013
XIAFLEX Clinical Development in Four Additional Indications	▪ BioSpecifics developing XIAFLEX in human and canine lipomas (Phase II) ▪ Auxilium developing XIAFLEX in frozen shoulder (Ph IIa) and cellulite (Ph Ib)
Ex-US Strategic Partnerships	▪ Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Mexico, Brazil, Australia) for commercialization of XIAFLEX for Dupuytren's contracture and Peyronie's disease (Pfizer has rights in Europe as XIAPEX® until April 24, 2013)
Consistent Profitability & Strong IP Portfolio	▪ Company is profitable on an ongoing annual basis ▪ Strong patent protection through 2028

Broad Therapeutic Potential for XIAFLEX

- XIAFLEX* (injectable collagenase) provides a first-in-class, minimally invasive nonsurgical treatment option for medical conditions caused by excess collagen deposition
  - Many of these conditions currently have no FDA-approved pharmaceutical therapies, providing patients with limited treatment options including surgical or invasive nonsurgical procedures
- BioSpecifics has documented positive clinical results in multiple potential indications:
  - Dupuytren's contracture†
  - Peyronie's disease†
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated discs
  - Adjunct to vitrectomy

*Registered Trademark: Auxilium Pharmaceuticals, Inc.
†Currently being tested in the clinic

Dupuytren's Contracture

XIAFLEX for Dupuytren's Contracture
Marketed in the US and as XIAPEX® in Europe

Definition & Key Complications	▪ Formation of a collagen cord in the hand that causes one or more fingers to contract toward the palm, limiting range of motion of the fingers ▪ Often results in physical disability, significantly affecting quality of life and daily activities
XIAFLEX is the First and Only Approved Nonsurgical Therapy	▪ First and only FDA- and EMA-approved nonsurgical treatment for adult patients with a palpable cord ▪ Approved in the US, Europe and Canada, with launch in Canada expected in 1H13
XIAFLEX US Market Opportunity	▪ 300K patients diagnosed and 70K corrective surgical procedures performed (est.) annually
Focus on Sales Growth and Commercial Expansion	▪ $13.2M in US XIAFLEX net revenues for Auxilium in 3Q12, a 29% growth over 3Q11 ▪ Outreach programs to grow critical mass of experienced prescribers and increase patient awareness ▪ Multi-cord label expansion study underway; top-line data expected in 1H14

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Commercial Expansion Initiatives

- Commercial outreach initiatives
  - *Physician-focused programs:* Rheumatology pilot program; Education and referral program for primary care physicians and endocrinologists underway
  - *Patient-focused programs:* National education campaign via targeted print ads; Disease awareness programs

- Clinical post-approval initiatives
  - *Retreatment trial:* Enrollment complete in study with previously-treated patients to motivate retreatment following recurrence post-XIAFLEX or post-surgery
  - *Registry trial:* Study initiated in 3Q12 to assess comparative outcomes of XIAFLEX vs. needle aponeurotomy and surgical fasciotomy
  - *Label expansion study:* Open label multi-cord study of ~600 patients initiated in 3Q12; which may allow Auxilium to seek label expansion for multiple concurrent injections


Pre-treatment


Post-treatment

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Multi-cord Label Expansion Study Underway

- Open label multi-cord study began enrollment in 3Q12
  - Enrolling ~600 adult patients at 65 sites in US, Australia, New Zealand and EU
  - Evaluating safety, efficacy and immunogenicity of 2 concurrent injections of 0.58 mg XIAFLEX per affected hand at 24-72 hrs, with 15-, 31- and 61-day follow up
- Top-line data expected in 1H14
  - May allow Auxilium to seek XIAFLEX label expansion for multiple concurrent injections into same hand
- Based on positive top-line results from Phase IIIb multi-cord study
  - 60 patients received 2 concurrent injections of 0.58 mg XIAFLEX per affected hand
  - 60% of all joints achieved clinical success* at 30-day follow up, with response rates numerically higher than after first injection in Phase III studies
  - Most common adverse events were comparable to previous trials with certain events being slightly higher with two concurrent injections.; as in the phase III studies, most resolved within 14 days
- SDI Health LLC estimates 35% to 40% of Dupuytren's contracture surgeries in the US are performed to treat two or more cords concurrently

*Clinical success = joint correction of ≤5°

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX Deep Clinical Pipeline

XIAFLEX Deep Clinical Pipeline

Indications	Preclinical	Phase I	Phase II	Phase III	Marketed
Dupuytren's Contracture	Multi-cord label expansion study top-line data expected in 1H14				
Peyronie's Disease	PDUFA for sBLA filing – September 6, 2013				
Frozen Shoulder	Top-line data expected in 1Q13				
*Canine Lipoma	Enrollment completion expected in 1H13				
*Human Lipoma	Enrollment completion expected in 1H13				
Cellulite	Ph IIa initiation expected in 2H13				

*BioSpecifics-managed development program

XIAFLEX for Peyronie's Disease
PDUFA Date: September 6, 2013

Definition & Key Complications	▪ Excess of inelastic collagen causing penile curvature deformity, which can result in pain, penile shortening, indentations and/or erectile dysfunction – In severe cases, penis can bend at 90° angle during erection ▪ Can lead to significant psychological distress for patients and cause emotional anguish for men and their partners
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ Surgery is the only proven treatment option and can have multiple disadvantages and potential complications ▪ Most patients opt for unapproved medical therapies, the results of which are variable
XIAFLEX US Market Opportunity	▪ 65 to 120K patients (est.) diagnosed annually, but believed to be under-diagnosed
Potential FDA Approval by September 6, 2013	▪ sBLA filing for XIAFLEX accepted by FDA with PDUFA date of September 6, 2013, based on positive top-line data from IMPRESS Phase III clinical trials

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Advantages over Current Treatment Options

- Patients currently choose from four treatment modalities:
  1. Surgical procedures *(plication, grafting, prosthesis)*
  2. Invasive nonsurgical procedure *(verapamil injection)*
  3. Non-invasive procedures *(vitamin E, potaba, colchicine)*
  4. No treatment
- Surgery is only proven treatment, which has varied results and is typically treatment of last resort







Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Positive Top-line Results from IMPRESS Phase III Trials

- IMPRESS* I and II clinical trial design
  - Two randomized (2:1 of 0.58 mg XIAFLEX or placebo) double-blind Phase III trials in over 800 patients at 64 sites in US and Australia, with 52-week follow up
  - Two co-primary endpoints were % improvement in penile curvature deformity and patient-reported bother vs. placebo
- Positive top-line results reported in June 2012
  - XIAFLEX demonstrated statistically significant improvements in both co-primary endpoints versus placebo in the two IMPRESS trials
  - Well-tolerated with most common adverse events local to injection site and consistent with those reported in previous trials
- sBLA filing accepted by FDA in December 2012
  - PDUFA: September 6, 2013
  - BioSpecifics expects to receive a modest milestone payment from Auxilium




38%
Improvement

*The Investigation for Maximal Peyronie's Reduction Efficacy and Safety Studies

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Canine and Human Lipomas
BioSpecifics-managed Phase II Clinical Programs

Definition & Key Complications	- Encapsulated deposits of benign fatty tumors often detected as bulges under the skin that occur in both humans and dogs - The most common benign tumors found in humans and can be a serious health problem in dogs, often restricting motion in older dogs	
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	- No FDA-approved pharmaceutical therapies available for either population - Most frequently elected treatment is surgery, which can be risky due to the need for general anesthesia (especially for older dogs)	
	Canine Lipoma	***Human Lipoma***
XIAFLEX US Market Opportunity	- 1.7M dogs affected and 25 surgeries per veterinarian performed (est.) annually - Represents 1M potential treatments (est.) annually	- 1% of general human population (est.) has a lipoma - 575K patients diagnosed annually
Enrollment Completion for Ph II Trials Expected in 1H13	- BioSpecifics conducting Chien-804 placebo-controlled, randomized Phase II trial	- BioSpecifics conducting 14 patient, dose escalation Phase II trial

XIAFLEX for Canine Lipomas
Chien-804 Placebo-controlled Phase II Trial

- BioSpecifics conducting placebo-controlled, randomized Phase II trial for XIAFLEX in dogs with benign subcutaneous lipomas
  - 32 dogs randomized, single injection 1:1 XIAFLEX to placebo
  - Primary efficacy endpoint: Relative change in lipoma volume from baseline to 3 months, as determined by CT scan
    - Secondary endpoints: Analysis of canines with ≥50% decrease in volume; relative change in volume at 1 month; relative change in surface area at 1 and 3 months; lipoma texture and hardness; dog owner satisfaction via questionnaire
- Study expected to complete enrollment in 1H13
- Based on positive results from Chien-802 study
  - Open label, single injection trial evaluating 3 dogs at 90-days post-treatment
  - Results for treated lipomas showed 97% average decrease in lipoma size, while untreated showed average increase of 23%


Day 0


Day 30

XIAFLEX for Human Lipomas
Dose Escalation Phase II Clinical Trial

- BioSpecifics conducting open label, dose escalation Phase II trial for humans with benign subcutaneous lipomas
  - 14 patients at single center with single injection administered in 4 ascending dosage groups ranging from 0.058 mg to 0.44 mg XIAFLEX
  - Primary efficacy endpoint: Change in visible lipoma surface area, as determined at 6 months post-injection
    - Secondary endpoints: Change in target lipoma length; relative change in surface area at 1 and 3 months; relative change in volume as measured by MRI at 6 months
    - Also collecting information on lipoma characteristics and safety, and administering questionnaire to assess lipoma bother prior to injection and at each follow up visit



- Study expected to complete enrollment in 1H13
- Based on positive results from Phase I trial
  - Results showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
  - 93% average reduction of lipoma size post treatment at 6 months

XIAFLEX for Frozen Shoulder
Phase IIa Top-line Data Expected in 1Q13



Definition & Key Complications	▪ Inflammation and thickening of shoulder capsule due to collagen accumulation, ▪ Condition often limits the range of motion of the shoulder
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Common available treatment option is manipulation, which is painful and requires general anesthesia
XIAFLEX Market Opportunity	▪ Affects 20-50M people (est.) worldwide ▪ 700K patients visit doctor for condition (est.) in the US annually
Phase IIa Top-line Results Expected in 1Q13	▪ Enrollment complete in Phase IIa study evaluating safety and efficacy of 0.29 and 0.58 mg doses in ~50 patients across 4 cohorts – Primary endpoint is change in forward flexion for affected shoulder at 92-day follow up ▪ Positive Phase II results showed significant improvement of active elevation at highest dose*

**Source: Badalamente, M.A., Wang, E.D., Enzymatic Capsulotomy for Adhesive Capsulitis (Frozen Shoulder) (March 2006) and Auxilium Pharmaceuticals, Inc.*

XIAFLEX for Cellulite
Phase IIa Trial Initiation Expected in 2H13

Definition	▪ Skin dimpling as a results of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity for XIAFLEX as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ XIAFLEX has potential to be first and only FDA-approved nonsurgical therapy
Phase IIa Trial Initiation Expected in 2H13	▪ Top-line 30-Day data announced from Phase Ib study showed all doses of XIAFLEX (0.0029 to 0.116 mg) were generally well-tolerated – 63% of patients treated with XIAFLEX experienced some improvement in the volume of their target cellulite dimple at Day 30 – Study is evaluating safety and effectiveness of XIAFLEX at 30, 60 and 90 days ▪ Data support progression into Phase IIa clinical trial in 2H13


Before Collagenase


One month
after Collagenase


Six months
after Collagenase

Source of data: Auxilium Pharmaceuticals, Inc.

Source of photo: A. Dagum and M. Badalamente, Plastic and Reconstructive Surgery (Sept 15, 2006)

Corporate Overview

Auxilium Strategic Partnership

BioSpecifics is partnered with Auxilium for the development and commercialization of injectable collagenase

>$27.5M Received from Auxilium	Over $27.5M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2012
Future Payments Due to BioSpecifics from Auxilium	BioSpecifics to receive: – Low double digit royalties as % of net sales by Auxilium – Additional mark-up on COGS – Modest milestones for additional indications and regulatory submissions worldwide
Auxilium Opt-In Rights	Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Ex-US Strategic Partnerships	Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Mexico, Brazil, Australia) for Dupuytren's contracture and Peyronie's disease – Pfizer has rights in Europe as XIAPEX® until April 24, 2013 BioSpecifics entitled to specified % of potential regulatory milestones and royalties that Auxilium receives from its sublicensees

Strong Intellectual Property Portfolio

- Strong, long-term patent protection for injectable collagenase:
  - *Dupuytren's contracture:* XIAFLEX has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - Expects 10 year marketing exclusivity post-approval in Europe as first-in-class through 2021
  - *Peyronie's disease:* Auxilium will have 7 years of orphan drug protection in US for XIAFLEX, if approved
  - *Patents and patent applications:* Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
    - Dupuytren's contracture
    - Peyronie's disease
    - Frozen shoulder
    - Removal of adipose tissue
    - Others

Anticipated Upcoming Milestones
Significant Momentum for XIAFLEX into 2014

Indications	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14
Dupuytren's Contracture	Expected commercial launch in Canada by Actelion				Multi-cord label expansion study top-line data	
Peyronie's Disease			Potential FDA approval (PDUFA: Sept 6)			
Frozen Shoulder	Phase IIa top-line data					
*Lipomas	Canine & human lipoma Phase II trial enrollments complete					
Cellulite			Phase IIa clinical trial initiation			

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Consistently Profitable on an Annual Basis
Third Quarter 2012 Financial Highlights

	For the three months ended 09/30/12 (unaudited)	For the year ended 12/31/11* (unaudited)
Cash and equivalents, short term investments	$ 9,013,860	$ 8,196,831
Income Statement		
Revenues	$ 2,448,225	$ 11,395,726
Other income	8,292	71,603
Costs and expenses	(1,668,698)	(6,203,959)
Income tax benefit (expense)	(316,772)	1,338,256
Net income	**$ 471,047**	**$ 6,601,626**
Net income per basic share	$ 0.07	$ 1.04
Net income per diluted share	$ 0.07	$ 0.95
Shares used in computation of basic net income	6,343,210	6,340,648
Shares used in computation of diluted net income	6,961,652	6,952,386

**On a Non-GAAP basis for the year ended December 31, 2011, net income was $5,263,370 with an EPS of $0.83 basic and $0.76 diluted excluding the deferred tax assets.*

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
LIPOMAS
FROZEN SHOULDER
CELLULITE



Single Use Vials
Discard Unused Portion
Sterile Diluent
Rx Only

BioSpecifics
TECHNOLOGIES CORP.

Corporate Presentation

January 2013